Ensuring our Clients and Our Institution Succeed Boldly Listed as ESQ Esquire Financial Holdings, Inc. (Financial Holding Company for Esquire Bank, N.A.) 3Q 2026 Investor Presentation Exhibit 99.2

Forward Looking Disclosure This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to future results of the Company. Forward-looking statements are subject to many risks and uncertainties, including, but not limited to: changes in business plans as circumstances warrant; changes in general economic, business and political conditions, including changes in the financial markets; the ability to complete; any failure to realize the anticipated benefits of the Signature transaction when expected or at all; risks relating to the integration of the Company and Signature; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger and integration of the companies and other risks detailed in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. The forward-looking statements included in this press release are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “attribute,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “goal,” “target,” “aim,” “would,” “annualized” and “outlook,” or similar terminology. Any forward-looking statements presented herein are made only as of the date of this press release, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as may be required by law. The forward-looking statements speak as of the date of this presentation. The delivery of this presentation shall not, under any circumstances, create any implication there has been no change in the affairs of the Company after the date hereof. This presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures by other companies. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 2

ESQUIRE BANK
Succeed Boldly

How Our Clients *Succeed Boldly*

Signature Merger Highlights – Closed August 1, 2026

Strategically Compelling

- A premier Chicago commercial banking franchise to leverage and enhance our combined industry leading growth and performance metrics
- Enhanced scale, resources and balance sheet diversification allows for continued and accelerated commercial growth nationally
- Diversified Esquire's pre-merger litigation vertical for loans and deposits from ~ 70% and 80% in the 2nd quarter 2026 to 42% and 54% in the 3rd quarter 2026, respectively

Lower-Risk Merger

- Market expansion in the 3rd largest metro market with minimal disruption to depositors, borrowers, relationship managers, and employees in Chicago
- Combined industry leading performance is not dependent on cost savings
- Combines two experienced, focused, and dedicated management teams and valued employees with no loss of Signature's institutional and market area knowledge

Corporate Fit

- Shared relationship-based operating philosophies, supported by cultures with compatible core values
- Signature's three executives entered into employment agreements with Esquire and will oversee commercial business development and operations in the Chicago and Midwest markets
- Esquire and Signature both have strong commercial relationship banking models with low-cost core commercial deposit franchises

Financially Attractive

- Effectively doubles the combined assets, loans, and deposits to $4.8 billion, $3.4 billion and $4.0 billion, respectively
- Enviable net interest margin, fee income/revenue, and adjusted(1) efficiency ratio of 5.74%, 13%, and 41%, respectively
- Industry leading adjusted(1) diluted EPS, ROAA and ROATE of $2.12, 2.34%, and 23.1%, respectively
- Deployed excess capital with mid to high-teen IRR and TBV accretion of ~ 10% at closing while maintaining a strong capital foundation

Key Diversification for the Lending Portfolio How Esquire Succeeds Boldly * Loan portfolio yield of 7.78% for the quarter ended June 30, 2026 * Loan portfolio yield of 7.57% for the quarter ended September 30, 2026 4

Key Funding (Low-Cost Core Deposit) Diversification How Esquire Succeeds Boldly 5 • Litigation related deposits represent 79% of total deposits • Total cost of funds, including noninterest bearing demand, of 1.03% • Litigation related deposits represent 54% of total deposits • Total cost of funds, including noninterest bearing demand, of 1.13%

Strong Growth Driven by Unique National Verticals How Esquire Succeeds Boldly Key Highlights  Strong organic growth in higher yielding variable rate commercial loans nationally complimented by Signature merger  Stable low-cost “branch-lite” and tech enabled national deposit model  Tangible Equity to Tangible Assets of 10.91%  Common Equity Tier 1 of 12.95% (Bank Level)  Tangible Book Value per share of $40.48 6 at September 30, 2026 (1) Represents the acquired balance from the Signature merger closed on August 1, 2026 (2) CAGR based on organic growth which excludes acquired balances (3) CAGR based on tangible equity

 Stable low-cost “branch-lite” funding model with a strong commercial deposit franchise nationally  DDA and escrow-based IOLTA accounts represent 28% and 39% of total deposits at September 30, 2026, respectively  Higher yielding variable rate commercial loans (including Signature’s commercial portfolio) anchored by our national litigation portfolio  Asset sensitive balance sheet with approximately 75% of our variable rate commercial loans having one-year interest rate floors at their origination or renewal dates How Esquire Succeeds Boldly 7 Resilient Industry Leading Net Interest Margin

Strong Revenue Growth ($ in thousands) at September 30, 2026 How Esquire Succeeds Boldly 8 Key Highlights  Industry leading growth coupled with resilient net interest margin  Stable payment processing fee income  Growing ASP fee income derived from off-balance sheet funds coupled with Signature’s customer services fees in 3rd quarter 2026

Consistent Industry Leading Performance & Growth How Esquire Succeeds Boldly Industry Recognition & Awards  #1 Best Law Firm Funding Provider in The Recorder’s 2026 “Best Of” survey  #3 Top-performing Publicly Traded U.S. Bank in Bank Director’s 2026 RankingBanking  KBW 2026 Bank Honor Roll for the third consecutive year  Named a Top Deposit Franchise by S&P Global for the third consecutive year  2025 Raymond James Community Bankers Cup for the eighth consecutive year  Piper Sandler 2025 Bank & Thrift Sm-All Stars for the third time in several years  Best-Performing Community Bank List of 2024 & 2025 by S&P Global  Top 10 merchant acquiring bank by the Nilson Report 9 at September 30, 2026 (1) See non-GAAP reconciliation provided at the end of this presentation (2) Adjusted return on tangible stockholders equity. See non-GAAP reconciliation provided at the end of this presentation

Loan Portfolio Diversification with Focused Growth  Strong growth in higher yielding variable rate commercial loans (focused in the litigation vertical) with strong credit metrics on a national basis  Selective commercial real estate loan growth with strong historical performance, DSCRs, and LTVs primarily in the NY and Chicago metro markets How Esquire Succeeds Boldly 10 at September 30, 2026

 Majority of our $2.13 billion in commercial loans are variable rate and tied to prime comprising 62% of our loan portfolio  Approximately 75% of our variable rate commercial loan portfolio was originated (or renewed annually) with interest rate floors in place  Asset sensitive – estimated sensitivity of projected annualized net interest income (“NII”) up 100 basis point rate scenarios increases projected NII by 6.7% at September 30, 2026  Litigation -related loans decreased to 42% of total loans as of September 30, 2026, compared to 68% as of June 30, 2026  Solid loan portfolio diversification from the Signature merger while maintaining strong loan yields of 7.57% Loan Portfolio Diversification with Focused Growth How Esquire Succeeds Boldly 11

Commercial Litigation (Law Firm) Loans  Full annual underwriting including, but not limited to:  3 years financials and tax returns (business and personal)  Full contingent case inventory valuation process & collateral assignment or UCC-1  Personal guarantees for the majority of loans, including personal background checks  Diversity across law firm geography, inventories and collateral  Average loan-to-collateral fee value or LTV of less than 15%  Strong average DSCR (on average > 4.0x)  Average draws against committed and uncommitted line-of-credit (“LOC”) and case disbursement LOCs of approximately 50%  Weighted average interest rate of approximately 8.81%  Funded with low-cost/core relationship based commercial litigation related deposits (DDA, Escrow or NOW, & MMIA)  Litigation deposits to litigation loan facilities drawn is approximately 158% How Esquire Succeeds Boldly 12

Commercial Litigation Vertical: Proven Model, Significant Runway How Esquire Succeeds Boldly 13 Sustained Platform Growth… ...Through Exceptional Client Relationships  Litigation customers that have banked with Esquire for four years have a CAGR, since inception of their banking relationship, on their loan and deposit balances of 15% and 30%+, respectively  Full law firm banking relationships quickly grow as customers benefit from Esquire’s extensive experience, suite of resources, and deployment of credit facilities, allowing the law firms to invest in & grow their business  National market expansion introduces a new cohort of prospective clients into this proven relationship-growth engine  Significant growth opportunities including, but not limited to, the top three largest metro markets – New York, Los Angeles, and Chicago

Esquire’s Bold Opportunities Real Estate Lending A Reliable Asset Class & Source of Liquidity  In NY, rent regulated, free market, and mixed (both rent regulated and free market) represent approximately one-third each of the $456 million multifamily loan portfolio • Rent regulated and mixed multifamily loans provide unique opportunities for regulatory CRA credit • No rent regulated exposure in Chicago  CRE exposure is 208% of Bank level regulatory Tier 1 capital plus the allowance for credit losses (“ACL”). CRE exposure is 198% of consolidated level regulatory Tier 1 capital plus the ACL  Pledged Multifamily and Residential loan portfolio provides liquidity totaling $398.1 million through the Federal Home Loan Bank of NY (“FHLB”) program as of September 30, 2026 14

Solid Credit Metrics, Asset Quality and ACL Coverage How Esquire Succeeds Boldly at September 30, 2026 Note – All asset quality metrics are based on our loans held for investment portfolio (1) NFL consumer loan portfolio - $9.0 million charge-off. 15

Funding Diversification with Strong Growth  Our tech enabled deposit platform utilizes our commercial cash management suite of services, creating a highly efficient “branch-lite” platform nationally  Our overall liquidity position (cash, borrowing capacity, and available reciprocal client sweep balances) totaled $1.62 billion, or 40% of total deposits, creating a highly liquid and unlevered balance sheet How Esquire Succeeds Boldly 16 ($ in millions) at September 30, 2026

*Note: Excludes sweeps totaling $776 million Deposit Composition Details  DDA and NOW (escrow or IOLTA funds) deposits total 68% of total deposits, representing a stable low-cost core funding source in various interest rate scenarios  Litigation-related deposits decreased to 54% of total deposits as of September 30, 2026, compared to 79% as of June 30, 2026 due to the Signature merger  Uninsured deposits (excluding $24.1 million of the Company’s deposits) totaled $1.67 billion, or 42%, of total deposits with approximately 50% representing clients with full commercial relationship banking including, but not limited to, commercial loans, payment processing, and various commercial service-oriented relationships including law firm operating accounts, law firm IOLTA/escrow accounts, merchant reserves, ISO reserves, ACH processing, and custodial accounts How Esquire Succeeds Boldly 17

 Currently servicing 94,000 merchants across 50 states in our payment processing (merchant acquiring) vertical  Fee income, primarily payment processing fees, represents 13% of total revenue for the quarter ended September 30, 2026 How Esquire Succeeds Boldly Stable & Consistent Noninterest Income at September 30, 2026 18

How Esquire Succeeds Boldly Key Highlights  Strong and stable DDA reserves and residuals  Protecting capital from merchant chargebacks and returns 19 Protecting Our Company with Strong Payment Processing Reserves at September 30, 2026

Succeeding Boldly Listed as ESQ Contact Information: Eric S. Bader Executive Vice President & Chief Operating Officer 516-535-2002 eric.bader@esqbank.com

Appendix & Supplemental Disclosure Non-GAAP Reconciliation

Appendix Non-GAAP Financial Measure Reconciliation 22 (all dollars in thousands except per share data) We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures by other companies. Adjusted net income, which is used to compute adjusted earnings per share and adjusted return on average assets, excludes the impact of merger expenses, accelerated stock compensation, net of tax, and tax benefits related to exercise of expiring stock options that lowered our effective tax rate to 26.0% and 19.5% in the third quarter of 2026 and 2025, respectively. Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, 2026 2026 2025 2026 2025 Net income – GAAP $ 17,482 $ 12,978 $ 14,057 $ 42,671 $ 37,354 Adjustments to net income: Merger expenses 8,887 1,070 210 11,229 210 Accelerated stock compensation — — — 398 — Tax benefits related to exercise of expiring stock options (938) — (1,310) (938) (1,310) Income tax effect of adjustments (1,812) (100) — (2,032) — Adjusted net income $ 23,619 $ 13,948 $ 12,957 $ 51,328 $ 36,254 Diluted earnings per share – GAAP $ 1.57 $ 1.49 $ 1.62 $ 4.48 $ 4.32 Adjusted diluted earnings per share – non-GAAP 2.12 1.60 1.49 5.38 4.19 Average assets $ 4,000,788 $ 2,484,837 $ 2,134,398 $ 2,953,359 $ 2,030,733 Return on average assets – GAAP 1.73% 2.09% 2.61% 1.93% 2.46 % Adjusted return on average assets – non-GAAP 2.34 2.25 2.41 2.32 2.39

Appendix Non-GAAP Financial Measure Reconciliation 23 (all dollars in thousands except per share data) The following table presents a reconciliation of efficiency ratio (non-GAAP) and adjusted efficiency ratio (non-GAAP). Adjusted return on average tangible equity excludes the impact of merger expenses, accelerated stock compensation, amortization of core deposit intangible asset, net of tax, and tax benefits related to exercise of expiring stock options. Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, 2026 2026 2025 2026 2025 Net income – GAAP $ 17,482 $ 12,978 $ 14,057 $ 42,671 $ 37,354 Adjustments to net income: Merger expenses 8,887 1,070 210 11,229 210 Amortization of CDI, net of tax 1,334 — — 1,334 — Accelerated stock compensation — — — 398 — Tax benefits related to exercise of expiring stock options (938) — (1,310) (938) (1,310) Income tax effect of adjustments (1,812) (100) — (2,032) — Adjusted net income $ 24,953 $ 13,948 $ 12,957 $ 52,662 $ 36,254 Average equity $ 624,411 $ 305,190 $ 267,755 $ 409,203 $ 254,776 Less average: Goodwill 163,461 — — 55,086 — CDI 32,388 — — 10,914 — Average tangible equity $ 428,562 $ 305,190 $ 267,755 $ 343,203 $ 254,776 Return on average equity – GAAP 11.11% 17.06% 20.83% 13.94% 19.60 % Adjusted return on average tangible equity – non-GAAP 23.10 18.33 19.20 20.52 19.03

Appendix

ESQUIRE BANK
Succeed Boldly

Non-GAAP Financial Measure Reconciliation

(all dollars in thousands except per share data)

The following table presents a reconciliation of efficiency ratio (non-GAAP) and adjusted efficiency ratio (non-GAAP).

Adjusted noninterest expense, which is used to compute the adjusted efficiency ratio, excludes the impact of merger expenses, amortization of core deposit intangibles, and accelerated stock compensation.

	Three Months Ended			Nine Months Ended	
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Efficiency ratio – non-GAAP[1]	58.6 %	50.1 %	48.9 %	54.0 %	48.7 %
Noninterest expense – GAAP	$ 35,967	$ 21,105	$ 18,360	$ 77,729	$ 52,170
Less: merger expenses	8,887	1,070	210	11,229	210
Less: amortization of CDI	1,827	—	—	1,827	—
Less: accelerated stock compensation	—	—	—	398	—
Adjusted noninterest expense – non-GAAP	$ 25,253	$ 20,035	$ 18,150	$ 64,275	$ 51,960
Net interest income – GAAP	53,506	35,748	31,339	123,258	88,202
Noninterest income – GAAP	7,885	6,383	6,233	20,723	18,961
Total revenue – GAAP	$ 61,391	$ 42,131	$ 37,572	$ 143,981	$ 107,163
Adjusted efficiency ratio – non-GAAP[2]	41.1 %	47.6 %	48.3 %	44.6 %	48.5 %

(1) The reported efficiency ratio is a non-GAAP measure calculated by dividing GAAP noninterest expense by the sum of GAAP net interest income and GAAP noninterest income.

(2) The adjusted efficiency ratio is a non-GAAP measure calculated by dividing adjusted noninterest expense by the sum of GAAP net interest income and GAAP noninterest income.

24

Appendix Non-GAAP Financial Measure Reconciliation 25 (all dollars in thousands except per share data) The following reconciles book value per common share and tangible book value per common share. Management believes that reporting the non-GAAP measures of tangible common equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes. September 30, December 31, September 30, 2026 2025 2025 Tangible Equity Total stockholders' equity $ 786,615 $ 289,598 $ 279,227 Less: Goodwill 246,883 — — CDI 47,499 — — Tangible equity $ 492,233 $ 289,598 $ 279,227 Tangible Assets Total assets $ 4,805,405 $ 2,365,661 $ 2,184,311 Less: Goodwill 246,883 — — CDI 47,499 — — Tangible assets $ 4,511,023 $ 2,365,661 $ 2,184,311 Shares outstanding 12,159,646 8,552,405 8,565,491 Book value per common share - GAAP $ 64.69 $ 33.86 $ 32.60 Tangible book value per common share - non-GAAP $ 40.48 $ 33.86 $ 32.60 Equity to assets - GAAP 16.37% 12.24% 12.78 % Tangible equity to tangible assets - non-GAAP 10.91% 12.24% 12.78%